SUPPLEMENT TO:

Calvert Variable Products Index Prospectus (Class I and Single Class)
dated May 1, 2016

Calvert Variable Products Prospectus (Class F)
dated May 1, 2016

Calvert VP EAFE International Index Portfolio Summary Prospectus (Class I)
dated May 1, 2016

Calvert VP EAFE International Index Portfolio Summary Prospectus (Class F)
dated May 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. It is anticipated that, upon the Closing, the Fund listed below will be managed by a new portfolio manager.

Calvert VP EAFE International Index Portfolio

Anticipated Portfolio Manager:

● Thomas Seto is Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of Calvert Research and Management. Mr. Seto has been an employee of Parametric since 1998 and manages other funds and portfolios.

Investors Should Retain This Supplement for Future Reference